2nd Quarter Earnings Highlights July 26, 2018 1

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward- looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

2nd Quarter 2018 Financial Highlights  $39.6 Million of Net Income, a 64.2% Increase over 2Q2017  Earnings Per Share of $ .80, a 40.4% Increase over 2Q2017  Total Assets of $9.7 Billion Grew by 24.7% over 2Q2017  Annualized Organic Loan & Deposit Growth of Approximately 10%  1.63% ROAA; 11.94% ROAE  49.32% Efficiency Ratio  Broad-based Asset Quality Improvement 3

Mark K. Hardwick EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER 4

Total Assets ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Investments $1,305 $1,561 $1,544 $1,620 2. Loans 5,143 6,758 6,906 7,083 3. Allowance (66) (75) (76) (78) 4. Goodwill & Intangibles 259 477 475 473 5. BOLI 202 224 222 223 6. Other 369 422 402 414 7. Total Assets $7,212 $9,367 $9,473 $9,735 Annualized Asset Growth 29.9% 7.9% 1 1 Annualized from December 31, 2017 5

Loan and Yield Detail (as of 6/30/2018) QTD Yield = 5.12% Commercial Agricultural Agricultural Construction Land & Public Real Estate Land Production YTD Yield = 4.99% Land Development Finance/Other Non-Owner 3.4% 1.3% Total Loans = $7.1 Billion 10.1% Commercial Occupied 5.5% 24.0% Residential Mortgage Variable = $4.8 Billion 13.7% Fixed = $2.3 Billion Home Equity 7.3% Prime LIBOR 18% 36% Other Other Variable Commercial Consumer 13% Real Estate 1.2% Owner- Occupied Commercial & 10.1% Industrial 23.4% Fixed 33% 6

Investment Portfolio (as of 6/30/2018) Tax-Exempt Mortgage-Backed Municipals Securities 46% 24%  $1.6 Billion Portfolio  Modified duration of 5.7 years  Tax equivalent yield of 3.47%  Net unrealized loss of $16.4 Million Collateralized Mortgage Obligations 26% Corporate U. S. Agencies Obligations 2% 2% 7

Total Liabilities and Capital ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Customer Non-Maturity Deposits $4,428 $5,741 $5,850 $6,033 2. Customer Time Deposits 747 1,051 1,137 1,158 3. Brokered Deposits 381 381 341 313 4. Borrowings 572 701 644 706 5. Other Liabilities 60 57 55 52 6. Hybrid Capital 122 133 133 133 7. Common Equity 902 1,303 1,313 1,340 8. Total Liabilities and Capital $7,212 $9,367 $9,473 $9,735 8

Deposit Detail (as of 6/30/2018) QTD Cost = .81% YTD Cost = .74% Total = $7.5 Billion Certificates & Certificates & Time Deposits of Time Deposits of >$100,000 <$100,000 Savings 7% 8% Deposits Brokered 28% Deposits 4% Demand Deposits 53% 9

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) 16.00% Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.67% 14.18% 14.21% 14.24% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.00% 11.39% 11.11% 11.05% 11.10% 11.16% 11.21% 11.03% 11.00% 11.04% 11.00% 10.00% 9.43% 9.48% 9.50% 9.68% 9.39% 9.24% 9.30% 9.32% 9.36% 9.00% 8.00% 7.00% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 10

Net Interest Margin Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Net Interest Income - FTE ($millions) $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 Fair Value Accretion $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 Tax Equivalent Yield on Earning Assets 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 1 4.74% 2 Interest Expense/Average Earning Assets 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% Net Interest Margin 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% Fair Value Accretion Effect 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 2 $90 4.10% 3.99% 4.20% 4.03% $86 3.98% 1 3.94% 3.95% 3.92% 4.00% $82 3.90% 3.86% $78 3.80% $74 $70 3.60% $66 $62 3.40% $58 3.20% $54 $50 3.00% Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 11

Non-Interest Income ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 4.8 $ 5.0 2. Wealth Management Fees 12.6 14.7 3.8 3.6 3. Card Payment Fees 15.0 16.1 4.6 4.5 4. Cash Surrender Value of Life Ins 4.3 6.6 1.2 1.0 5. Gains on Sales of Mortgage Loans 7.1 7.6 1.8 1.6 6. Gains on Sales of Securities 3.4 2.6 1.6 1.1 7. Other 5.0 4.7 1.8 1.4 8. Total Non-Interest Income $65.2 $71.0 $19.6 $18.2 12

Non-Interest Expense ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Salary & Benefits $102.6 $119.8 $ 32.2 $ 32.2 2. Premises & Equipment 29.5 30.1 8.4 7.9 3. Intangible Asset Amortization 3.9 5.6 1.7 1.7 4. Professional & Other Outside Services 6.5 12.8 1.5 1.8 5. OREO/Credit-Related Expense 2.9 1.9 0.4 0.4 6. FDIC Expense 3.0 2.6 0.7 0.7 7. Outside Data Processing 9.2 12.2 3.0 3.4 8. Marketing 3.0 3.7 0.9 1.5 9. Other 16.7 16.9 4.9 3.9 1 10. Total Non-Interest Expense $177.3 $ 205.6 $ 53.7 $ 53.5 1 2017 includes acquisition-related expenses of $12.2 million 13

Earnings ($ in Millions) 2016 2017 Q1-’18 Q2-’18 1. Net Interest Income $226.5 $ 277.3 $ 79.9 $ 84.6 2. Provision for Loan Losses (5.7) (9.1) (2.5) (1.7) 3. Net Interest Income after Provision 220.8 268.2 77.4 82.9 4. Non-Interest Income 65.2 71.0 19.6 18.2 5. Non-Interest Expense (177.3) (205.6) (53.7) (53.5) 6. Income before Income Taxes 108.7 133.6 43.3 47.6 7. Income Tax Expense (27.6) (37.5)1 (6.6) (8.0) 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 36.7 $ 39.6 2 9. EPS $ 1.98 $ 2.12 $ 0.74 $ 0.80 10. Efficiency Ratio 56.51% 54.56% 51.33% 49.32% 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 14

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 – – $ 1.54 2. Dividends $ .18 $ .22 – – $ .40 3. Tangible Book Value $17.14 $17.71 – – 15

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value 0.22 0.22 $17.71 0.20 $16.96 .18 $15.85 0.18 $14.68 0.16 .15 $13.65 .14 $12.17 0.14 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 1.90% Forward Dividend Yield Compound Annual Growth Rate of 9.11% Equals 26.0% Dividend Payout Ratio 16

John J. Martin EXECUTIVE VICE PRESIDENT AND CHIEF CREDIT OFFICER 17

Loan Portfolio Trends Change ($ in Millions) Linked Quarter 2016 2017 Q1-'18 Q2-'18 $ % Const. Commitments: 1. Commercial & Industrial $ 1,195 $ 1,494 $ 1,554 $ 1,658 $ 104 6.7% Billions Util. 2Q ‘18 $1.244 58% 2. Construction, Land and 1Q ‘18 $1.151 51% 2017 $1.253 49% Land Development 419 612 590 715 125 21.2% 2016 $.928 45% 3. CRE Non-Owner Occupied 1,272 1,618 1,760 1,700 (60) (3.4%) 4. CRE Owner Occupied 531 700 709 714 5 0.7% 5. Agricultural Production 80 122 98 89 (9) (9.2%) 6. Agricultural Land 149 244 245 239 (6) (2.4%) 7. Residential Mortgage 742 970 953 968 15 1.6% 8. Home Equity 419 514 511 519 8 1.6% 9. Public Finance/Other Commercial 258 397 398 389 (9) (2.3%) 10. Other Consumer 78 87 88 92 4 4.5% 11. Total Loans $ 5,143 $ 6,758 $ 6,906 $ 7,083 $ 177 2.6% 12. Construction Concentration1 52% 60% 57% 67% 13. Investment RE Concentration1 211% 219% 226% 227% 1As a % of Risk Based Capital 18

Asset Quality Summary Change ($ in Millions) Linked Quarter 2016 2017 Q1-'18 Q2-'18 $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 27.5 $ 20.1 $ (7.4) (26.9%) 2. Other Real Estate 9.0 10.4 9.7 9.1 (0.6) (6.2%) 3. Renegotiated Loans 4.7 1.0 0.6 0.5 (0.1) (16.7%) 4. 90+ Days Delinquent Loans 0.1 0.9 0.7 0.2 (0.5) (71.4%) 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 38.5 $ 29.9 $ (8.6) (22.3%) 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.6% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 178.4 $ 166.3 $ (12.1) (6.8%) 8. Specific Reserves $ 0.9 $ 1.6 $ 1.3 $ 0.5 $ (0.8) (61.5%) 19

Non-Performing Asset Reconciliation ($ in Millions) Q3-'17 Q4-'17 Q1-'18 Q2-'18 1. Beginning Balance NPAs & 90+ Days Delinquent $ 40.3 $ 45.2 $ 41.0 $ 38.5 Non-Accrual 2. Add: New Non-Accruals 12.7 4.9 4.8 2.7 3. Less: To Accrual/Payoff/Renegotiated (6.1) (7.3) (4.1) (6.3) 4. Less: To OREO (0.6) (0.2) (0.1) (0.1) 5. Less: Charge-offs (1.1) (1.0) (1.8) (3.7) 6. Increase / (Decrease): Non-Accrual Loans 4.9 (3.6) (1.2) (7.4) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.6 0.2 0.1 0.1 8. Less: ORE Sold (0.3) (1.5) (0.7) (0.5) 9. Less: ORE Losses (write-downs) (0.3) (0.2) (0.1) (0.2) 10. Increase / (Decrease): ORE 0.0 (1.5) (0.7) (0.6) 11. Increase / (Decrease): 90+ Days Delinquent (0.2) 0.5 (0.2) (0.5) 12. Increase / (Decrease): Renegotiated Loans 0.2 0.4 (0.4) (0.1) 13. Total NPAs & 90+ Days Delinquent Change 4.9 (4.2) (2.5) (8.6) 14. Ending Balance NPAs & 90+ Days Delinquent $ 45.2 $ 41.0 $ 38.5 $ 29.9 20

ALLL and Fair Value Summary ($ in Millions) Q3-'17 Q4-'17 Q1-'18 Q2-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 70.5 $ 73.4 $ 75.0 $ 76.4 2. Net Charge-offs (Recoveries) (0.8) 0.2 1.1 0.6 3. Provision Expense 2.1 1.8 2.5 1.7 4. Ending Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 5. ALLL/Non-Accrual Loans 227.4% 261.2% 277.9% 385.0% 6. ALLL/Non-Purchased Loans 1.44% 1.36% 1.32% 1.28% 7. ALLL/Loans 1.13% 1.11% 1.11% 1.09% 8. Fair Value Adjustment (FVA) $ 50.4 $ 46.3 $ 43.1 $ 37.2 9. Total ALLL plus FVA 123.8 121.3 119.5 114.7 10. Purchased Loans plus FVA 1,445.8 1,304.7 1,179.8 1,059.1 11. FVA/Purchased Loans plus FVA 3.49% 3.55% 3.65% 3.51% 21

Portfolio Summary  Strong quarterly loan growth of $177 million, led by Construction and C&I loans  Non-Accrual Loans and ORE both declined for the quarter, Total NPAs & 90+ Days remained low at 0.4% of Loans and ORE  Classified Assets decreased $12.1 million to $166.3 million  Quarterly Net charge-offs were $0.6 million or .03% annualized with provision expense of $1.7 million  ALLL to Loans of 1.09% and to Non-Purchased Loans of 1.28%. ALLL to Non-accruals at 385%. 22

Michael C. Rechin PRESIDENT AND CHIEF EXECUTIVE OFFICER 23

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Capitalize on talent opportunities from performance and preferred employer recognitions  Build out of specialty finance businesses in sponsor finance, public finance, asset-based lending, and loan syndications  Assess M&A opportunities and operating strategies as we prepare to cross the $10 Billion asset level “Responsive, Knowledgeable, High-Performing” 24

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 25

Appendix 26

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	887,550	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328
Adjust for Accumulated Other Comprehensive (Income) Loss	(7,035)	(3,924)	13,581	3,722	(1,384)	6,358	3,534	21,725	24,868
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,296	55,355	55,415	55,474	55,534	65,864	65,919	65,975	66,030
Less: Tier 1 Capital Deductions	(1,828)	(1,440)	(376)	(80)	(166)	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)
Less: Disallowed Deferred Tax Assets	(2,743)	(2,161)	(564)	(320)	(665)	-	-	(2,594)	(2,104)
Total Tier 1 Capital (Regulatory)	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	62,186	63,456	66,037	68,225	70,471	73,354	75,032	76,420	77,543
Total Risk-Based Capital (Regulatory)	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477
Net Risk-Weighted Assets (Regulatory)	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666
Total Risk-Based Capital Ratio (Regulatory)	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934
Less: Qualified Capital Securities	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)
Add: Additional Tier 1 Capital Deductions	1,828	1,440	376	80	166	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 627,715	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904
Net Risk-Weighted Assets (Regulatory)	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
27

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
Total Stockholders' Equity (GAAP)	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)
Tangible Common Equity (non-GAAP)	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144
Total Assets (GAAP)	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715
Less: Intangible Assets	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)
Tangible Assets (non-GAAP)	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656
Tangible Common Equity Ratio (non-GAAP)	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	5,659	6,941	12,510	6,788	6,043	5,690
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623	$ 844,214	$ 872,834
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238	49,243,096	49,280,188
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**	**$ 17.14**	**$ 17.71**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
28

Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2016 2017 1Q18 2Q18 Non Interest Expense (GAAP) $ 177,359 $ 205,556 $ 53,687 $ 53,504 Less: Intangible Asset Amortization (3,910) (5,647) (1,726) (1,718) Less: OREO and Foreclosure Expenses (2,877) (1,903) (402) (362) Adjusted Non Interest Expense (non-GAAP) 170,572 198,006 51,559 51,424 Net Interest Income (GAAP) 226,473 277,284 79,916 84,571 Plus: Fully Taxable Equivalent Adjustment 13,541 17,270 2,584 2,625 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAA 240,014 294,554 82,500 87,196 Non Interest Income (GAAP) 65,203 71,009 19,561 18,191 Less: Investment Securities Gains (Losses) (3,389) (2,631) (1,609) (1,122) Adjusted Non Interest Income (non-GAAP) 61,814 68,378 17,952 17,069 Adjusted Revenue (non-GAAP) 301,828 362,932 100,452 104,265 Efficiency Ratio (non-GAAP) 56.51% 54.56% 51.33% 49.32% FORWARD DIVIDEND YIELD 2Q18 Most recent quarter's dividend per share $ 0.22 Most recent quarter's dividend per share - Annualized $ 0.88 Stock Price at 6/30/18 $ 46.40 Forward Dividend Yield 1.90% DIVIDEND PAYOUT RATIO 2018 YTD Dividends per share $ 0.40 Earnings Per Share $ 1.54 Dividend Payout Ratio 26.0% 29

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2016	2017	1Q18	2Q18
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 973,641	$ 1,404,303	$ 1,414,109	$ 1,432,722
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	9,701	763	19,231	22,589
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(248,656)	(463,618)	(467,070)	(465,616)
Less: Disallowed Deferred Tax Assets	-	-	(2,234)	(1,862)
Total Tier 1 Capital (Regulatory)	734,561	941,323	963,911	987,708
Allowance for Loan Losses includible in Tier 2 Capital	66,037	75,032	76,420	77,543
Total Risk-Based Capital (Regulatory)	$ 800,598	$ 1,016,355	$ 1,040,331	$ 1,065,251
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866
Concentration as a % of the Bank's Risk-Based Capital	**52%**	**60%**	**57%**	**67%**
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866
Investment Real Estate Loans	1,272,415	1,617,943	1,760,226	1,699,962
Total Construction and Investment RE Loans	$ 1,691,118	$ 2,230,162	$ 2,350,319	$ 2,414,828
Concentration as a % of the Bank's Risk-Based Capital	**211%**	**219%**	**226%**	**227%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	3Q17	4Q17	1Q18	2Q18
Loans Held for Sale (GAAP)	$ 4,514	$ 7,216	$ 4,469	$ 2,046
Loans (GAAP)	6,483,448	6,751,199	6,901,696	7,081,059
Total Loans	6,487,962	6,758,415	6,906,165	7,083,105
Less: Purchased Loans	(1,395,368)	(1,258,386)	(1,136,711)	(1,022,160)
Non-Purchased Loans (non-GAAP)	$ 5,092,594	$ 5,500,029	$ 5,769,454	$ 6,060,945
Allowance for Loan Losses (GAAP)	$ 73,354	$ 75,032	$ 76,420	$ 77,543
Fair Value Adjustment (FVA) (GAAP)	50,434	46,304	43,121	37,221
Allowance plus FVA (non-GAAP)	$ 123,788	$ 121,336	$ 119,541	$ 114,764
Purchased Loans (GAAP)	$ 1,395,368	$ 1,258,386	$ 1,136,711	$ 1,022,160
Fair Value Adjustment (FVA) (GAAP)	50,434	46,304	43,121	37,221
Purchased Loans plus FVA (non-GAAP)	$ 1,445,802	$ 1,304,690	$ 1,179,832	$ 1,059,381
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.44%**	**1.36%**	**1.32%**	**1.28%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.49%**	**3.55%**	**3.65%**	**3.51%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
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